UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2013

Commission File Number: 000-50768

ACADIA Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

06-1376651

(IRS Employer Identification No.)

3911 Sorrento Valley Blvd, San Diego, California 92121

(Address of principal executive offices)

(858) 558-2871

(Registrant’s Telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On May 31, 2013, ACADIA Pharmaceuticals Inc., Allergan, Inc. and Allergan Sales, LLC entered into an amendment (the “Amendment”) to the parties’ July 26, 1999 collaboration agreement (the “1999 Collaboration”). The parties entered into the 1999 Collaboration to discover, develop and commercialize selective muscarinic drugs for the treatment of glaucoma. Pursuant to the Amendment, the parties have advanced a second compound as a collaboration lead compound under the terms of the 1999 Collaboration for preclinical development. The parties also have agreed to modify certain milestone payments under the 1999 Collaboration under the terms of the Amendment. Allergan is responsible for development and has worldwide rights to commercialize products advanced under the 1999 Collaboration. ACADIA is eligible to receive payments upon the successful achievement of specified clinical and regulatory milestones as well as royalties on future worldwide product sales, if any. The Amendment is filed as Exhibit 99.1 to this report and the description of the terms of the Amendment is qualified in its entirety by reference to such exhibit.

Forward-Looking Statements

Certain statements in this report that are not historical facts are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements relating to potential future payments to ACADIA under the 1999 Collaboration, as amended, and any future development, achievement of specified clinical or regulatory milestones, or sales of the selected compound. These statements are only predictions based on current information and expectations and involve a number of risks and uncertainties. Actual events or results may differ materially from those stated in any such statements due to various factors, including uncertainties related drug development and clinical trials, some of which are discussed in ACADIA’s annual report on Form 10-K for the year ended December 31, 2012 as well as other subsequent filings with the Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements are qualified in their entirety by this cautionary statement and ACADIA undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Amendment to 1999 Collaboration Agreement, dated May 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA Pharmaceuticals Inc.

Date: June 5, 2013	By:	/s/ Glenn F. Baity

		Name:	Glenn F. Baity
		Title:	Vice President & General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Amendment to 1999 Collaboration Agreement, dated May 31, 2013